Exhibit 99.1

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. DIGITAL PAYMENT SOLUTIONS FOR THOSE WHO NEED IT MOST OTCQB: IPSI September 2021

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. FORWARD LOOKING STATEMENTS This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended about our current expectations and projections about future events . In some cases, forward - looking statements can be identified by terminology such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and similar expressions or variation . The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are based on the beliefs and assumptions of our management based on information currently available to management . Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements . Factors that could cause or contribute to such differences include, but are not limited to, our ability to continue as a going concern ; our ability to raise additional working capital ; our ability to increase product demand and market acceptance for our products ; our ability to use working capital resources effectively and efficiently ; our ability to maintain our listing on the OTCQB, our ability to attract key personnel ; our ability to maintain and add new relationships and customers and those discussed in our Annual Report on Form 10 - K for the year ended December 31 , 2020 . Furthermore, such forward - looking statements speak only as of the date of this report . Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements This presentation does not constitute an offer to sell or a solicitation of an offer to buy any of our securities .

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Our Vision Our mission is to provide the millions of unbanked and underbanked a cost efficient and convenient method to make payments and remittances with instant settlement “We envision a borderless world of digital transfers and payments, inclusive of all, where anyone can use it anytime, anyplace” William Corbett, CEO

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Investment Highlights » Improved Company’s balance sheet with capital raise of over $8M and $7.3M cash at the end of Q2 - 21 » Potential Strategic Partnership with BC Remit, Providing access to Philippine Market » Acquisition and launch of BeyondWallet.com platform and respective App » Target market includes 15 million unbanked people in California » In process of up listing to NASDAQ with application filed in April 2021

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Problems We Aim to Solve

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Who We Are Provide digital payment platform that connects and empowers businesses and consumers, freelancers and merchants, those with banks and those without. Using groundbreaking blockchain technology: Providing cheaper, faster payment methods and financial solutions such as money transfers, paychecks, bill pay and much more.

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. What is IPSIPay Rapid settlements, minimal cost, transparent fee structure All - in - one Solution Instant Payments & Transfers Our universal solution spans multiple devices such as self - service kiosks, mobile applications, and POS terminals offering alternative payment methods to meet the needs of consumers and service providers.

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. MARKET OPPORTUNITY – Digital Remittance Market » Global remittance volume growth driven by rapidly growing digital remittances » Digital remittance volume grew 45% from 2014 to 2017 » Penetration of digital remittance volume expected to increase to 52% in 2023, up from 10% in 2014

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. MARKET OPPORTUNITY – Focus on Large & Growing Markets » Mexico is 3 rd largest remittance recipient with $43 billion in 2020 » Mexican remittance market has a 10yr CAGR 7% with Q2 - 21 jumping to $13 billion » Increase in Mexican immigrants creates favorable future remittance demand trends Quarterly Mexican remittances from 2011 to Q2 - 21 (in $ Millions) 10 Year CAGR 7%

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. 10 | UNIFIED SIGNAL OVERVIEW | CONFIDENTIAL Product Offerings • Mobile Wallet Dashboard & Transaction History • Wallet ID Management • Send Money • Request Funds • Group Request Funds • Request Funds History • Load Money • Load Money – US Bank Teller • Load Money – Personal Loan • Link Accounts • Scheduled Transactions • Nicknames • Close MW Account • VISA Card Info • Virtual VISA Card • Send Money from VISA Card - To Mobile Wallet - Bill Payment & eCommerce - Payment Apps • Load Money to VISA Card - From Payroll • Load Money to VISA Card - Third Party Suppliers - US Bank Account - ACH • Companion Card • Add VISA Card • Close Card

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. THE CHURCH APPROACH – Digital Giving Resource » Text to Give » On - line Giving Portal » Phone Application Donation Supporting the Church and Mission Added Value to the Church » Lowering cost of these services for the Church » Extending the Beyond Wallet services to the un - banked congregation and community » Linking accounts of community spending back to Church with “Rewards Program” Rewards Program will help to fund: » Building programs » Inner - City Humanitarian efforts » Next generation youth programs » International mission works all around the WORLD

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Our Solutions IPSI App Customer installs IPSIPay application to pay for any service in Mexico and can make transfers to the last mile handled by Sigue (sigue.com), the 4 th largest remitter in country. The transactions takes place via the money remittance rail of Sigue and using our IPSI E - wallet or Visa debit card.

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Our Services Digital Wallet » One - touch solutions for customers » Allows for payments, remittances, cash advances and more » Allows users to engage in digital economy » Offers customers a prepaid card, allowing them to transact without a smartphone

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Business Services Business Applications » Connects businesses with their employees, enabling quick and easy payment with IPSIPay digital wallet » Creating a Neo Bank and Visa and Visa Debit cards to employees » Connects consumers to merchants » Enables businesses to access loans without entering a brick - and - mortar bank

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Our Services – IPSIPayroll Payroll Applications » Allows employees to receive their paycheck directly to their IPSIPay Digital Wallet » Workers can receive money on a prepaid card, which can be used to withdraw funds, shop online, send money and more

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. Our Services – Kiosks Businesses • Serves as additional source of revenue • Attracts new traffic and potential customers • Easy to use, with little need for customer service Ensures digital payment solutions are possible for those without smartphones or computer access with ability to deposit cash and convert to digital form Consumers • Offers alternative for making payments for the cash - dependent and unbanked • Accessible 24/7 for bill payment services >4.5m transactions ($11m) processed by our kiosks in Mexico in 2019

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. COMPETITIVE LANDSCAPE

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. MANAGEMENT TEAM William Corbett, Chief Executive Officer, Chairman of the Board and Director ▪ Serving as the Company’s CEO and Director since August 2019 and Chairman of the Board since February 2021. ▪ Has over 30 years of Wall Street experience with senior roles at Bear Stearns, Lehman Brothers, The Shemano Group, Paulson Investment Co. and others. Richard Rosenblum, President and Chief Financial Officer ▪ Serving as the Company’s President and CFO since August 2021. ▪ Has many years of experience as an entrepreneur and business veteran in financial services, capital markets, healthcare, technology and real estate. Andrey Novikov, Chief Technology Officer ▪ Serving as the Company’s CTO since December 2019. ▪ Has many years of experience in various executive roles at Qpagos Corp and QIWI in addition to experience in different countries including Mexico, China, Brazil, Argentina, Chili, and Peru.

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. BOARD OF DIRECTORS William Corbett, Chief Executive Officer, Chairman of the Board and Director ▪ Serving as the Company’s CEO and Director since August 2019 and Chairman of the Board since February 2021. ▪ Has over 30 years of Wall Street experience. Richard Rosenblum, President and Chief Financial Officer ▪ Serving as the Company’s President and CFO since August 2021. ▪ Many years of experience as entrepreneur and business veteran in financial services, capital markets and technology. James Fuller, Director ▪ Serving as a Director since May 2017. ▪ Has many years of business and finance experience. Madisson Corbett, Director ▪ Serving as a Director since May 2021. ▪ Extensive business and finance experience, including various tech companies. Clifford Henry, Director ▪ Serving as a Director since May 2021. ▪ Extensive business, investments and finance experience. David Rios, Director ▪ Serving as a Director since July 2021. ▪ Extensive business experience.

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. KEY METRICS Stock Symbol: IPSI Exchange: OTC Recent Price: $.060 (a/o 09/08/21) 52 Week Range: $.015 – $.036 Market Cap: $21.3 (a/o 09/08/21) Shares Outstanding: 356.5M (a/o 09/02/21) Free Float: 273M Insider Ownership: 20.7% Average Daily Volume: 3.7M Total Cash: $7.3M Total Debt: $1.0M Equity: $4.0M 1 Year Stock Performance Stock & Financial Metrics

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. INVESTMENT SUMMARY » Strong Balance Sheet with $7.3M in Cash as of June 30, 2021 » BeyondWallet App enables Company to access Mexican remittance market » Strategic Partnership with BC Remit provides access to Philippine market » Mexico and Philippine market are two of top four markets with annual remittances of $78B » Filed application to up list on NASDAQ exchange

INVESTOR.IPSIPAY.COM | © 2021 INNOVATIVE PAYMENT SOLUTIONS, INC. KEY CONTACTS Investor & Media Relations CORE IR 866 - 477 - 4729 investors@ipsipay.com www.coreir.com Transfer Agent Nevada Agency and Transfer Company 50 West Liberty St., Suite 880 Reno, NV 89501 tiffany@natco.com 775 - 322 - 0626 Auditors RBSM, LLP 803 3 rd Avenue, Suite 1430 New York, NY 10022 347 - 871 - 9959 www.rbsmllp.com Corporate Counsel Ellenoff Grossman & Schole , LLP Richard Anslow ranslow@egsllp.com 212 - 370 - 1300 www.egsllp.com